UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported): January 9, 2024
______________________
Cibus, Inc.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 450-0008
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, $0.0001 par value per share	CBUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.

On January 9, 2024, Cibus, Inc. (“Cibus” or the “Company”) issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.     Other Events.

On January 9, 2024, the Company announced that it has successfully regenerated plants from single cells in a wheat cultivar. This is a major breakthrough for Cibus and opens a scalable gene editing process in wheat. This achievement enables the prototyping of productivity and quality traits to address this crop’s key challenges potentially providing farmers with new tools to manage their farm and improve their profitability. Cibus intends to develop a family of traits to address the most significant challenges faced by farmers globally for wheat, focusing initially on disease resistance and nitrogen use efficiency.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of applicable securities laws, including the Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included herein, including statements regarding Cibus’ operational and financial performance, Cibus’ strategy, future operations, prospects and plans, including the anticipated regulatory environment are forward-looking statements. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “intend”, “expect,” “plan,” “scheduled,” “could,” “would” and “will,” or the negative of these and similar expressions.

These forward-looking statements are based on the current expectations and assumptions of Cibus’ management about future events, which are based on currently available information. These forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict and beyond the control of Cibus. Cibus’ actual results, level of activity, performance, or achievements could be materially different than those expressed, implied, or anticipated by forward-looking statements due to a variety of factors, including, but not limited to: changes in expected or existing competition; challenges to Cibus’ intellectual property protection and unexpected costs associated with defending intellectual property rights; increased or unanticipated time and resources required for Cibus’ platform or trait product development efforts; Cibus’ reliance on third parties in connection with its development activities; challenges associated with Cibus’ ability to effectively license its productivity traits and sustainable ingredient products; the risk that farmers do not recognize the value in germplasm containing Cibus’ traits or that farmers and processors fail to work effectively with crops containing Cibus’ traits; challenges that arise in respect of Cibus’ production of high-quality plants and seeds cost effectively on a large scale; Cibus’ need for additional funding to finance its activities and challenges in obtaining additional capital on acceptable terms, or at all; Cibus’ dependence on distributions from Cibus Global, LLC to pay taxes and cover its corporate and overhead expenses; regulatory developments that disfavor or impose significant burdens on gene-editing processes or products; Cibus’ ability to achieve commercial success; commodity prices and other market risks facing the agricultural sector; technological developments that could render Cibus’ technologies obsolete; changes in macroeconomic and market conditions, including inflation, supply chain constraints, and rising interest rates; dislocations in the capital markets and challenges in accessing liquidity and the impact of such liquidity challenges on Cibus’ ability to execute on its business plan; the Company's assessment of the period of time through which its financial resources will be adequate to support operations; and other important factors discussed in “Risk Factors of Cibus, Inc.” filed as Exhibit 99.3 with Cibus’ Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2023, as updated by the supplemental risk factors included in the Company's Current Reports on Form 8-K filed on October 18, 2023, and December 12, 2023, each as may be updated by any additional “Risk Factors” identified in Cibus’ subsequent reports on Forms 10-Q and 8-K filed with the SEC. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Cibus’ assessment of the period of time through which its financial resources will be adequate to support its operations is a forward-looking statement and involves such risks and uncertainties. Accordingly, the Company could use its available capital resources sooner than it currently expects.

In addition, the forward-looking statements included in this Current Report on Form 8-K represent Cibus’ views as of the date hereof. Cibus specifically disclaims any obligation to update such forward-looking statements in the future, except as required under applicable law. These forward-looking statements should not be relied upon as representing Cibus’ views as of any date subsequent to the date hereof.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 9, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Cibus, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2024

CIBUS, INC.

	By:	/s/ Rory Riggs
	Name:	Rory Riggs
	Title:	Chief Executive Officer and Chairman